UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2021

Cinemark USA, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	033-47040	75-2206284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Plano, Texas 75093
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 972. 665.1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

8.01 Other Events.

Tender Offer

On March 4, 2021, Cinemark Holdings, Inc. (“Cinemark Holdings”), the parent of Cinemark USA, Inc. (“Cinemark USA,” “we,” “us” and “our”), issued a press release announcing that Cinemark USA has commenced a cash tender offer to purchase any and all of Cinemark USA’s outstanding 5.125% Senior Notes due 2025. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Announcement of Notes Offering

On March 4, 2021, Cinemark Holdings issued a press release announcing that Cinemark USA plans to commence a private offering of $405 million aggregate principal amount of senior notes due 2026 (the “Notes”), that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to eligible purchasers. The Notes and related guarantees are being offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and outside the United States to certain non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act (the “Notes Offering”). A copy of the press release is being filed as Exhibit 99.2 to this Report and is incorporated herein by reference.

The Notes and related guarantees are not and will not be registered under the Securities Act or the securities laws of any state or other jurisdiction, and the Notes and related guarantees may not be offered or sold in the United States without registration or an applicable exemption from such registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws. This Report shall not constitute an offer to sell or the solicitation of an offer to buy, any securities, nor shall there be any sales of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Information Included in the Offering Memorandum

Cinemark USA is supplementing the risk factors described in Part I, Item 1A of Cinemark USA’s Annual Report on Form 10-K for the year ended December 31, 2020 (the “Form 10-K”) with the risk factor below, which Cinemark USA included in a preliminary offering memorandum, dated March 4, 2021, in connection with the Notes Offering described herein (the “Offering Memorandum”). The information in this Report should be read in conjunction with the risk factors described in the Form 10-K and the information under the “Cautionary Statement Regarding Forward-Looking Statements” in the Form 10-K, as modified hereby.

The following risk factors were included in the Offering Memorandum:

Our ability to use our net operating loss carryforwards and carrybacks may be limited.

Our net operating losses, or NOLs, could expire unused and be unavailable to offset future and past income tax liabilities because of their limited duration or because of restrictions under or future changes to U.S. tax law.

The Tax Act as modified by the CARES Act, among other things, includes changes to the rules governing the use of NOLs. NOLs arising in tax years beginning after December 31, 2017 are subject to an 80% of current taxable income limitation (as calculated before taking the NOLs into account) for tax years beginning after December 31, 2020. In addition, NOLs arising in tax years 2018, 2019, and 2020 are subject to a five-year carryback and indefinite carryforward. NOLs arising in tax years beginning after December 31, 2020 also are subject to indefinite carryforward but cannot be carried back. Our NOLs may also be subject to limitations in other jurisdictions. For example, California recently enacted legislation suspending the use of NOLs for taxable years 2020, 2021, and 2022 for many taxpayers and the carryforward period for CA is 20 years.

We have filed federal claims for refunds totaling $200.9 million based on the carryback of NOLs arising in tax years 2018 and 2019. We plan to file additional carryback claims in 2021 for losses sustained in 2020. We are aware that some legislators are considering proposing the elimination of the five-year carryback back rule on a retroactive basis. If such a proposal became law on a retroactive basis, it could have a material adverse effect on our cash reserves.

In addition, it is possible that we will not generate taxable income in time to use all of our state or international NOLs before their expiration. It is also possible that our ability to use our NOLs to reduce future taxable income and liabilities may be subject to annual limitations as a result of ownership changes that may occur in the future. Under Section 382 of the Internal Revenue Code of 1986, as amended, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change NOLs to offset its post-change income may be limited. In general, an “ownership change” will occur if there is a cumulative change in our ownership by “5-percent shareholders” that exceeds 50 percentage points over a rolling three-year period. Similar rules may apply under state tax laws.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated March 4, 2021, announcing the tender offer by Cinemark USA.

99.2	Press Release dated March 4, 2021, announcing the notes offering by Cinemark USA.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

Forward-looking Statements

This Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and speak only as of the date hereof. The “forward-looking statements” include our current expectations, assumptions, estimates and projections about our business and our industry. They include statements relating to the tender offer, the source of funds for the tender offer, the proposed offering, the anticipated use of proceeds, future revenues, expenses and profitability, the future development and expected growth of our business, projected capital expenditures, attendance at movies generally or in any of the markets in which we operate, the number or diversity of popular movies released and our ability to successfully license and exhibit popular films, national and international growth in our industry, competition from other exhibitors and alternative forms of entertainment, and determinations in lawsuits in which we are defendants. You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond our control and difficult to predict, including, among others, the impacts of COVID-19. Such risks and uncertainties could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors”section or other sections in, or incorporated by reference to, Cinemark USA’s Annual Report on Form 10-K filed March 3, 2021. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. These forward-looking statements speak only as of the date hereof and we undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK USA, INC.

Date: March 4, 2021	By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Executive Vice President - General Counsel and Secretary